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                                                                  EXHIBIT 99.7

                         CONSENT OF JOHN F. FORT III

   I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-4 of Thermadyne Holdings Corporation to my name as a person about to become a director of Thermadyne Holdings Corporation.

                                          /s/ John F. Fort III
                                          -----------------------------------
                                          John F. Fort III

February 23, 1998